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                                                                      EXHIBIT 24

                  AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY

         The undersigned directors of American Axle & Manufacturing Holdings, Inc., a Delaware corporation, hereby appoint Patrick S. Lancaster and Robin J. Adams their true and lawful attorney, and each of them their true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for the undersigned directors and in their names to file with the Securities and Exchange Commission, Washington, D.C., under provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the Registration Statement on Form S-8, whether said amendments add to, delete from or otherwise alter such Registration Statement, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith. The undersigned hereby grant to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capabilities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 20th day of July, 2000.

           /s/ Richard E. Dauch             Chairman of the Board of Directors,                 July 20, 2000
       -------------------------------      Chief Executive Officer & President
               Richard E. Dauch

           /s/ Robin J. Adams               Executive Vice President-Finance &                  July 20, 2000
       -------------------------------      Chief Financial Officer
               Robin J. Adams

           /s/ B.G. Mathis                  Director, Executive Vice President-                 July 20, 2000
       -------------------------------      Administration & Chief Administrative
               B.G. Mathis                  Officer

           /s/ Forest J. Farmer Sr.         Director             `                              July 20, 2000
       -------------------------------
               Forest J. Farmer

           /s/ Robert L. Friedman           Director                                            July 20, 2000
       -------------------------------
               Robert L. Friedman

           /s/ Richard C. Lappin            Director                                            July 20, 2000
       -------------------------------
               Richard C. Lappin

           /s/ Bret D. Pearlman             Director                                            July 20, 2000
       -------------------------------
               Bret D. Pearlman

           /s/ John P. Reilly               Director                                            July 20, 2000
       -------------------------------
               John P. Reilly

           /s/ Thomas K. Walker             Director                                            July 20, 2000
       -------------------------------
               Thomas K. Walker

                                            Director                                            July 20, 2000
       -------------------------------
               David A. Stockman